                                                                  Exhibit 4.9(a)

                      AMENDMENT NO. 3 TO CREDIT AGREEMENT


     AMENDMENT No. 3 dated as of February 3, 2000 to the Credit Agreement dated as of July 23, 1998 (as heretofore amended, the "Credit Agreement") among LYONDELL CHEMICAL COMPANY, the LENDERS party thereto, the DOCUMENTATION AGENTS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and DLJ CAPITAL FUNDING, INC. as Syndication Agent.

     The parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 2.  Amendment of Section 1.01.

     (a) The definition of Material Debt is amended to read in its entirety as follows:

          "Material Debt" means Debt (other than the Loans and Reimbursement Obligations) of the Borrower and/or one or more of its Subsidiaries (including for this purpose the Borrower Joint Ventures, but excluding LCR so long as LCR is not at the time a "Significant Subsidiary" for purposes of the instruments governing the New Senior Notes or the New Senior Subordinated Notes), arising in one or more related or unrelated transactions, in an aggregate principal amount exceeding $50,000,000.

     (b) The definition of New Senior Notes is amended by changing the figure "$2,900,000,000" to "$4,000,000,000".

     (c) The definition of Net Cash Proceeds is amended by (i) substituting a comma for the word "and" immediately preceding "(b)" and (ii) adding the following new clause (c) at the end thereof:

     and (c) if such Reduction Event is an Equity Issuance, up to $300,000,000 of such cash proceeds so long as the same are invested in LCR, directly or indirectly, substantially simultaneously with the receipt thereof.

     Section 3. Amendment of Section 5.08. The following sentence is added at the end of Section 5.08:

     None of the proceeds of the Revolving Loans will be used to repay Debt of LCR.

     Section 4. Amendment of Section 5.10. Clause (d) of Section 5.10 is amended to read as follows:

          (d) intercompany Debt of an Obligor owing to an Obligor, or of any Subsidiary which is not an Obligor owing to the Borrower or any other Subsidiary, or of any Obligor owing to any Subsidiary which is not an Obligor if such Debt is expressly subordinated to the prior payment in full in cash of all amounts payable by such Obligor under the Loan Documents;

     Section 5.  Amendment of Section 5.11.   The table in Section 5.11 is
amended to read in its entirety as follows:

               Period                                      Ratio
               ------                                      -----

     On or before June 30, 2000                             7.75
     July 1, 2000 - September 30, 2000                      6.50
     October 1, 2000 - December 31, 2000                    6.00
     January 1, 2001 - December 31, 2001                    4.95
     January 1, 2002 - December 31, 2002                    3.00
     At all times thereafter                                2.50

     Section 6. Amendment of Section 5.12. The table in Section 5.12 is amended to read in its entirety as follows:

               Period                                     Ratio
               ------                                     -----

     On or before June 30, 2000                            1.20
     July 1, 2000 - September 30, 2000                     1.30
     October 1, 2000 - December 31, 2000                   1.50
     January 1, 2001 - December 31, 2001                   1.75
     January 1, 2002 - December 31, 2002                   2.40
     Thereafter                                            2.60

     Section 7. Amendment of Section 5.13. The figure "$475,000,000" in Section
5.13 is changed to "$375,000,000".

     Section 8. Amendment to Section 5.15(b). Section 5.15(b) is amended by (1) substituting a comma for the word "and" immediately preceding "(v)" and (2) adding the following new clause (vi) at the end thereof: "and (vi) intercompany Debt."

     Section 9.  Amendment to Section 6.01. Clauses (h) and (i) of Section
6.01 are amended to read as follows:

          (h) (i) the Borrower or any Significant Subsidiary (including for this purpose the Borrower Joint Ventures, but excluding LCR so long as LCR is not at the time a "Significant Subsidiary" for purposes of the instruments governing the New Senior Notes or the New Senior Subordinated Notes), shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or (ii) shall take any corporate action to authorize any of the foregoing;

          (i) an involuntary case or other proceeding shall be commenced against the Borrower or any Significant Subsidiary (including for this purpose the Borrower Joint Ventures, but excluding LCR so long as LCR is not at the time a "Significant Subsidiary" for purposes of the instruments governing the New Senior Notes or the New Senior Subordinated Notes), seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Significant Subsidiary (including for this purpose the Borrower Joint Ventures, but excluding LCR so long as LCR is not at the time a "Significant Subsidiary" for purposes of the instruments governing the New Senior Notes or the New Senior Subordinated Notes), under the federal bankruptcy laws as now or hereafter in effect;

     Section 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 11. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 12. Effectiveness. This Amendment shall become effective on the first date (the "Amendment 3 Effective Date") on which all the following conditions have been satisfied:

          (a) receipt by the Administrative Agent of counterparts hereof signed by each of the Required Lenders and the Borrower (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) receipt by the Administrative Agent of payment of an amendment fee for the account of each Lender which shall have executed and delivered a counterpart hereof (including delivery by facsimile transmission) not later than the date hereof in an amount equal to 0.25% of the Credit Exposure of such Lender at such date; and

          (c) receipt by each of the Agents, the Arranger and the Co-Arrangers of payment of all other costs, fees and expenses (including, without limitation, reasonable legal fees and expenses for which invoices shall have been submitted to the Borrower) and other compensation payable to any of the foregoing on or prior to the Amendment 3 Effective Date in connection with the Loan Documents.

     Promptly after the Amendment 3 Effective Date occurs, the Administrative Agent shall notify the Borrower, the other Agents and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        LYONDELL CHEMICAL COMPANY


                                        By: /s/ Robert T. Blakely
                                           -------------------------------------
                                            Title:  Executive Vice President &
                                                    Chief Financial Officer

                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK,
                                        as Administrative Agent and as Lender


                                        By: /s/ Robert Bottamedi
                                            -----------------------------
                                            Title: Vice President

                                        DLJ CAPITAL FUNDING, INC., as
                                        Syndication Agent and as Lender


                                        By: /s/ Eric Swanson
                                            -----------------------------
                                            Title: Managing Director



                                        BANK OF AMERICA, N.A., as
                                        Documentation Agent and as Lender


                                        By: /s/ Michael J. Dillon
                                            -----------------------------
                                            Title: Managing Director



                                        THE CHASE MANHATTAN BANK,
                                        as Documentation Agent

                                        By: /s/ Lawrence Palumbo, Jr.
                                            -----------------------------
                                            Title: Vice President

                                        CITIBANK, N.A., as Documentation
                                        Agent and as Lender


                                        By: /s/ Melissa Moy
                                            ----------------------------
                                            Title: Vice President



                                        CHASE BANK OF TEXAS NATIONAL
                                        ASSOCIATION


                                        By: /s/ D.G. Mills
                                            ----------------------------------
                                            Title: Senior Vice President



                                        ABN AMRO BANK N.V.


                                        By: /s/ Collis G. Sanders
                                            ----------------------------------
                                            Title:  Senior Vice President &
                                                    Managing Director



                                        By: /s/ Elizabeth H. Hurst
                                            ----------------------------------
                                            Title: Group Vice President



                                        AERIES-II FINANCE LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Sub-Managing Agent


                                        By: /s/ Joseph Rotondo
                                            ----------------------------------
                                            Title: Authorized Signatory

                                        AG CAPITAL FUNDING PARTNERS, L.P.
                                        By: Angelo, Gordon & Co., L.P., as
                                            Investment Advisor

                                        By: /s/ Fred Berger
                                            ------------------------------------
                                            Title: Chief Financial Officer



                                        ALLSTATE INSURANCE COMPANY


                                        By: /s/ Jerry D. Zinkula
                                           -------------------------------------
                                           Title: Authorized Signatory


                                        By: /s/ Patricia W. Wilson
                                            ------------------------------------
                                            Title: Authorized Signatory



                                        ALLSTATE LIFE INSURANCE
                                        COMPANY


                                        By: /s/ Jerry D. Zinkula
                                            ------------------------------------
                                            Title: Authorized Signatory



                                        By: /s/ Patricia W. Wilson
                                            ------------------------------------
                                            Title: Authorized Signatory


                                        AMARA-1 FINANCE, LTD.
                                        By:  INVESCO Senior Secured Management,
                                             Inc., as Sub-Advisor

                                        By: /s/ Joseph Rotondo
                                            ----------------------------------
                                            Title: Authorized Signatory



                                        AMMC CDO I, LIMITED


                                        By: /s/ Chester M. Eng
                                            ----------------------------------
                                            Title: Attorney-in-Fact



                                        ARAB AMERICAN BANK


                                        By: /s/ Carmelo L. Foti/Rami El-Rifai
                                            ----------------------------------
                                            Title:  Vice President/Assistant
                                                    Vice President



                                        ARAB BANK PLC


                                        By: /s/ Nofal S. Barbar
                                            ----------------------------------
                                            Title:  Executive Vice President &
                                                    Regional Manager



                                        ARCHIMEDES FUNDING, L.L.C.
                                        By: ING Capital Advisors, LLC
                                            as Collateral Manager

                                        By: /s/ Michael J. Campbell
                                            ----------------------------------
                                            Title: Senior V.P. & Portfolio
                                                   Manager



                                        ARCHIMEDES FUNDING II, LTD
                                        By: ING Capital Advisors, LLC
                                            as Collateral Manager


                                        By: /s/ Michael J. Campbell
                                            ------------------------------------
                                            Title: Senior V.P. & Portfolio
                                                   Manager

                                        ARCHIMEDES FUNDING III, LTD.
                                        By:  ING Capital Advisors LLC
                                             as Collateral Manager

                                        By: /s/ Michael J. Campbell
                                            --------------------------------
                                            Title: Senior V.P. and Portfolio
                                                   Manager

                                        ARES III CLO LTD.
                                        By: Ares CLO Management LLC


                                        By: /s/ David A. Sachs
                                            ------------------------------------
                                            Title: Vice President

                                        ARES LEVERAGED INVESTMENT FUND, L.P.
                                        By: Ares Management, L.P., its General
                                            Partner


                                        By: /s/ David A. Sachs
                                            ------------------------------------
                                            Title: Vice President



                                        ARES LEVERAGED INVESTMENT FUND II, L.P.
                                        By: Ares Management II, L.P., its
                                            General Partner


                                        By: /s/ David A. Sachs
                                            ------------------------------------
                                            Title: Vice President

                                        ATHENA CDO, LIMITED
                                        By: Pacific Investment Management
                                            Company as its Investment Advisor


                                        By: /s/ Raymond G. Kennedy
                                            ------------------------------------
                                            Title: Senior Vice President

                                        AVALON CAPITAL LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Portfolio Advisor


                                        By: /s/ Joseph Rotondo
                                            ------------------------------------
                                            Title: Authorized Signatory



                                        BALANCED HIGH YIELD FUND II LTD.
                                        By: BHF (USA) Capital Corporation
                                            acting as Attorney-In-Fact


                                        By: /s/ Perry Forman
                                            ------------------------------------
                                            Title: Vice President



                                        By: /s/ Chris Yu
                                            ------------------------------------
                                            Title: Associate



                                        BANCO ESPIRITO SANTO S.A., NASSAU BRANCH



                                        By: /s/ Andrew M. Orsen
                                            ------------------------------------
                                            Title: Vice President



                                        By: /s/ Terry R. Hull
                                            ------------------------------------
                                            Title: Senior Vice President

                                     BANK LEUMI USA

                                     By: /s/ Joung Hee Hong
                                        ----------------------------------------
                                          Title: Vice President

                                     BANK OF MONTREAL

                                     By: /s/ Peter Konigsmann
                                        ----------------------------------------
                                          Title: Director

                                     THE BANK OF NEW YORK

                                     By: /s/ Raymond J. Palmer
                                        ----------------------------------------
                                          Title: Vice President

                                     THE BANK OF NOVA SCOTIA

                                     By: /s/ F.C.H. Ashby
                                        ----------------------------------------
                                          Title: Senior Manager, Loan Operations

                                              THE BANK OF TOKYO-MITSUBISHI LTD.,
                                              HOUSTON AGENCY

                                              By: /s/ Ichiro Otani
                                                 -------------------------------
                                                   Title: Deputy General Manager

                                              BANK POLSKA KASA OPIEKI S.A.
                                              NEW YORK BRANCH

                                              By: /s/ Hussein B. El-Tawil
                                                 -------------------------------
                                                   Title: Vice President

                                              BANKERS TRUST COMPANY

                                              By: /s/ Anthony LoGrippo
                                                 -------------------------------
                                                   Title: Director

                                              BANKBOSTON, N.A.

                                              By: /s/ Terrence Ronan
                                                 -------------------------------
                                                   Title: Director

                         BANQUE NATIONALE DE PARIS

                         By: /s/ Stephanie Rogers
                            --------------------------------------------------
                              Title: Vice President

                         By: /s/ Serge Desrayaud
                            --------------------------------------------------
                              Title: Vice President & Team Leader

                         BARCLAYS BANK PLC

                         By: /s/ Salvatore Esposito
                            --------------------------------------------------
                              Title: Director

                         BATTERSON PARK, CBO I
                         By: General Re-New England Asset Management Inc., as Collateral Manager

                         By: /s/ Theodore M. Haag
                            --------------------------------------------------
                              Title: Vice President

                         BATTERY PARK CDO, LTD
                         By: Nomura Corporate Research and Asset Management Inc. as Investment Advisor

                         By: /s/ Rick Stewart
                            --------------------------------------------------
                              Title: Director

                         BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK BRANCH

                         By: /s/ Sylvia K. Cheng
                            ----------------------------------------------------
                              Title: Director

                         By: /s/ Carlo Lamberti
                            ----------------------------------------------------
                              Title: Associate Director

                         BEAR STEARNS INVESTMENT PRODUCTS INC.

                         By: /s/ Keith C. Barnish
                            ----------------------------------------------------
                              Title: Senior Managing Director

                         BEDFORD CDO, LIMITED  By: Pacific Investment Management
                              Company, as its Investment Advisor



                         By: /s/ Raymond G. Kennedy
                            ----------------------------------------------------
                              Title: Senior Vice President

                         BELLSOUTH DOMESTIC BOND (ACCT 26)
                         By:  Pacific Investment Management Company, as its
                                       Investment Advisor, acting through State
                                       Street Bank & Trust Co. in the nominee
                                       name of Marine Crew & Co.

                         By: /s/ Raymond G. Kennedy
                            ----------------------------------------------------
                            Title: Senior Vice President

                         BELLSOUTH GLOBAL BOND (ACCT 826)
                         By: Pacific Investment Management Company, as its Investment Advisor, acting through State Street Bank & Trust Co. in the nominee name of Marine Crew & Co.

                         By: /s/ Raymond G. Kennedy
                            ----------------------------------------------------
                              Title: Senior Vice President

                         BHF (USA) CAPITAL CORPORATION

                         By: /s/ Perry Forman/Chris Yu
                            ----------------------------------------------------
                              Title: Vice President/Associate

                         CAPTIVA FINANCE LTD.

                         By: /s/ John H. Cullinane
                            ----------------------------------------------------
                              Title: Director

                              CAPTIVA II FINANCE LTD.

                              By: /s/ John H. Cullinane
                                 -----------------------------------------------
                                   Title: Director

                              CAPTIVA III FINANCE, LTD., as advised by Pacific Investment Management Company

                              By: /s/ John H. Cullinane
                                 -----------------------------------------------
                                   Title: Director

                              CAPTIVA IV FINANCE, LTD.
                              By: Pacific Investment Management Company, as its Investment Advisor

                              By: /s/ John H. Cullinane
                                 -----------------------------------------------
                                   Title: Director

                              CARILLON HOLDING, LIMITED

                              By: /s/ Steven R. Sutermeister
                                 -----------------------------------------------
                                   Title: Director

                              CARLYLE HIGH YIELD FUND, L.P.

                              By: /s/ Linda Pace
                                 -----------------------------------------------

                                   Title: Vice President

                         CARLYLE HIGH YIELD PARTNER II, LTD.

                         By: /s/ Linda Pace
                            ----------------------------------------------------
                              Title: Vice President

                         CERES FINANCE LTD.
                         By: INVESCO Senior Secured Management, Inc., as Sub-Managing Agent

                         By: /s/ Joseph Rotondo
                            ----------------------------------------------------
                              Title: Authorized Signatory

                         CHANCELLOR/TRITON CBO, LIMITED
                         By: INVESCO Senior Secured Management, Inc., as Collateral Manager

                         By: /s/ Joseph Rotondo
                            ----------------------------------------------------
                              Title: Authorized Signatory

                         CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

                         By: /s/ Wan-Tu Yeh
                            ----------------------------------------------------
                              Title: Vice President & General Manager

                         CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY

                         By: /s/ Kuang Si Shiu
                            --------------------------------------------------
                              Title:  Senior Vice President & General Manager

                         CIBC INC.

                         By: /s/ Lindsay Gordon
                            --------------------------------------------------
                              Title: Executive Director CIBC World Markets Corp. as Agent

                         CITIBANK N.A. as additional Investment Manager for and on behalf of Five Finance Corporation

                         By: /s/ Martin Davey
                            --------------------------------------------------
                              Title: Vice President

                         By: /s/ Mike Regan
                            --------------------------------------------------
                              Title: Vice President

                         CLYDESDALE CBO I, LTD.
                         By: Nomura Corporate Research and Asset Management Inc. as Investment Advisor

                                       By: /s/ Rick Stewart
                                          --------------------------------------
                                            Title: Director

                                               CREDIT INDUSTRIEL ET COMMERCIAL

                                               By: /s/ Sean Mounier
                                                  ------------------------------
                                                    Title: First Vice President

                                               By: /s/ Brian O'Leary
                                                  ------------------------------
                                                    Title: Vice President

                                               CREDIT LYONNAIS NEW YORK BRANCH

                                               By: /s/ Philippe Soustra
                                                  ------------------------------
                                                    Title: Senior Vice President

                                               CREDIT SUISSE FIRST BOSTON

                                               By: /s/ James P. Moran
                                                  ------------------------------
                                                    Title: Director

                                               By: /s/ Douglas E. Maher
                                                  ------------------------------
                                                    Title: Vice President

                        CRESCENT / MACH I PARTNERS LP
                        By: TCW Asset Management Company, its Investment Manager

                        By: /s/ Jonathan R. Insull
                           -----------------------------------------------------
                             Title: Vice President

                        CYPRESSTREE INSTITUTIONAL FUND, LLC
                        By: CypressTree Investment Management Company, Inc. its Managing Member

                        By: /s/ Philip C. Robbins
                           -----------------------------------------------------
                             Title: Principal

                        CYPRESSTREE INVESTMENT FUND, LLC
                        By: CypressTree Investment Management Company, Inc. its Managing Member

                        By: /s/ Philip C. Robbins
                           -----------------------------------------------------
                             Title: Principal

                        CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC. as attorney-in-fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager

                        By: /s/ Philip C. Robbins
                           -----------------------------------------------------
                             Title: Principal

                         CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                         By: CypressTree Investment Management Company, Inc. its Managing Member

                         By: /s/ Philip C. Robbins
                            ----------------------------------------------------
                              Title: Principal

                         CYPRESSTREE SENIOR FLOATING RATE FUND
                         By: CypressTree Investment Management Company, Inc. as Portfolio Manager

                         By: /s/ Philip C. Robbins
                            ----------------------------------------------------
                              Title: Principal

                         THE DAI-ICHI KANGYO BANK LIMITED

                         By: /s/ Takayuki Kumagai
                            ----------------------------------------------------
                              Title: Vice President

                         DEBT STRATEGIES FUND, INC.

                         By: /s/ Colleen M. Cunniffe
                            ----------------------------------------------------
                              Title: Authorized Signatory

                         DEBT STRATEGIES FUND II

                         By: /s/ Colleen M. Cunniffe
                            -------------------------------------------------
                              Title: Authorized Signatory

                         DEBT STRATEGIES FUND III

                         By: /s/ Colleen M. Cunniffe
                            -------------------------------------------------
                              Title: Authorized Signatory

                         DELANO COMPANY
                         By: Pacific Investment Management Company, as its Investment Advisor

                         By: /s/ Raymond G. Kennedy
                            -------------------------------------------------
                              Title: Senior Vice President

                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

                         By: /s/ Deborah Slusarczyk
                            -------------------------------------------------
                              Title: Vice President

                         By: /s/ Joanna M. Solowski
                            -------------------------------------------------
                              Title: Vice President

                         DEBT STRATEGIES FUND II

                         By: /s/ Colleen M. Cunniffe
                            -------------------------------------------------
                              Title: Authorized Signatory

                         DEBT STRATEGIES FUND III

                         By: /s/ Colleen M. Cunniffe
                            -------------------------------------------------
                              Title: Authorized Signatory

                         DELANO COMPANY
                         By: Pacific Investment Management Company, as its
                             Investment Advisor

                         By: /s/ Raymond G. Kennedy
                            -------------------------------------------------
                              Title: Senior Vice President

                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

                         By: /s/ Deborah Slusarczyk
                            -------------------------------------------------
                              Title: Vice President

                         By: /s/ Joanna M. Solowski
                            -------------------------------------------------
                              Title: Vice President

                         EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                         By: Eaton Vance Management, as Investment Advisor

                         By: /s/ Payson F. Swaffield
                            ----------------------------------------------
                              Title: Vice President

                         EATON VANCE SENIOR INCOME TRUST
                         By: Eaton Vance Management, as Investment Advisor

                         By: /s/ Payson F. Swaffield
                            ----------------------------------------------
                              Title: Vice President

                         ELC (CAYMAN) LTD.

                         By: /s/ Amos N. Beason
                            ----------------------------------------------
                              Title: Vice President

                         ELC (CAYMAN) LTD. 1999-III

                         By: /s/ Amos N. Beason
                            ------------------------------------------------
                              Title: Vice President

                         ELC (CAYMAN) LTD. CDO SERIES 1999-1

                         By: /s/ Amos N. Beason
                            ------------------------------------------------
                              Title: Vice President

                         ELF FUNDING TRUST 1
                         By: Highland Capital Management, L.P. as Collateral
                             Manager

                         By: /s/ Mark K. Okada CFA
                            ------------------------------------------------
                              Title: Executive Vice President

                         ELT LTD.

                         By: /s/ Kelly C. Walker
                            ------------------------------------------------
                              Title: Authorized Agent

                         FC CBO LIMITED

                         By: /s/ Mike McCarthy
                            ------------------------------------------------
                              Title: Manager

                         FC CBO II LIMITED

                         By: /s/ Mike McCarthy
                            ------------------------------------------------
                              Title: Manager

                         FIDELITY FIXED INCOME TRUST: FIDELITY HIGH INCOME FUND

                         By:____________________________________________________
                             Title:

                         FIDELITY SUMMER STREET TRUST: FIDELITY CAPITAL & INCOME FUND

                         By: /s/ David Glancy
                            ----------------------------------------------------
                              Title: Vice President

                         FIRST COMMERCIAL BANK

                         By: /s/ Vincent T. C. Chen
                            ----------------------------------------------------
                              Title: Senior Vice President and General Manager

                         FIRST DOMINION FUNDING I

                         By: /s/ Andrew H. Marshak
                            ----------------------------------------------------
                              Title: Authorized Signatory

                         FIRST UNION NATIONAL BANK

                         By: /s/ Steven J. Haas
                            ----------------------------------------------------
                              Title: Senior Vice President

                         FLOATING RATE PORTFOLIO
                         By: INVESCO Senior Secured Management, Inc., as
                             attorney-in-fact

                         By: /s/ Joseph Rotondo
                            --------------------------------------------------
                              Title: Authorized Signatory

                         FORD MOTOR COMPANY (ACCT 303)
                         By: Pacific Investment Management Company, as
                             Investment Advisor, acting through Northern Trust Company in the nominee name of Booth & Co.

                         By: /s/ Raymond G. Kennedy
                            --------------------------------------------------
                              Title: Senior Vice President

                         FRANKLIN FLOATING RATE TRUST

                         By: /s/ Chauncey Lufkin
                            --------------------------------------------------
                              Title: Vice President

                         FREMONT INVESTMENT & LOAN

                         By: /s/ Maria Chachere
                            --------------------------------------------------
                              Title: Vice President

                         THE FUJI BANK, LIMITED, NEW YORK BRANCH

                         By: /s/ Hiroshi Nagamine
                            ----------------------------------------------
                              Title: Vice President

                         GALAXY CLO 1999-1, LTD.
                         By:  SAI Investment Adviser, Inc., its Collateral
                              Manager

                         By: /s/ Lynn A. Hopton
                            ----------------------------------------------
                              Title: Authorized Signatory

                         GOLDMAN SACHS CREDIT PARTNERS L.P.

                         By:______________________________________________
                              Title:

                         GREAT POINT CLO 1999-1 LTD., as Term Lender
                         By:  Sankaty Advisors, Inc. as Collateral Manager

                         By: /s/ Diane J. Exter
                            ----------------------------------------------
                              Title: Executive V.P., Portfolio Manager

                         GUARANTY FEDERAL BANK, F.S.B.

                         By: /s/ Jim R. Hamilton
                            ----------------------------------------------
                              Title: Vice President

                         GULF INTERNATIONAL BANK B.S.C.

                         By: /s/ Mireille Khalidi/Abdel-Fattah Tahoun
                            -------------------------------------------------
                              Title:  Assistant Vice President/Senior Vice
                                      President

                         HAMILTON BANK

                         By: /s/ Hector F. Ramirez/Mohamed A. Yasin
                            -------------------------------------------------
                              Title: Senior Vice President/Vice President

                         HARBOURVIEW CBO I, LTD.

                         By: /s/ David Foxhoven
                            -------------------------------------------------
                              Title: Assistant Vice President

                         HIGHLAND LEGACY LIMITED
                         By: Highland Capital Management, L.P. as Collateral Manager

                         By: /s/ Mark K. Okada CFA
                            -------------------------------------------------
                              Title: Executive Vice President

                         IKB DEUTSCHE INDUSTRIEBANK AG LUXEMBOURG BRANCH

                         By: /s/ Edwin Brecht/Manfred Ziwey
                            -------------------------------------------------
                              Title: Executive Director/Director

                         ILLINOIS TEACHERS RETIREMENT SYSTEM (ACCT 59)
                         By: Pacific Investment Management Company as
                             Investment Advisor, acting through Northern Trust Company in the nominee name of How & Co.

                         By: /s/ Raymond G. Kennedy
                            --------------------------------------------------
                              Title: Senior Vice President

                         IMPERIAL BANK

                         By:__________________________________________________
                              Title:

                         INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                         By:  Indosuez Capital as Portfolio Advisor

                         By: /s/ Melissa Marano
                            --------------------------------------------------
                              Title: Vice President

                         INDOSUEZ CAPITAL FUNDING IV, L.P.
                         By: Indosuez Capital as Portfolio Advisor

                         By: /s/ Melissa Marano
                            --------------------------------------------------
                              Title: Vice President

                         THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P.
                         By: ING Capital Advisors LLC as Investment Advisor

                         By: /s/ Michael J. Campbell
                            --------------------------------------------------
                              Title: Senior V.P. & Portfolio Manager

                         ING HIGH INCOME PRINCIPAL PRESERVATION FUND HOLDINGS, LDC.,
                         By: ING Capital Advisors LLC as Investment Advisor

                         By: /s/ Michael J. Campbell
                            --------------------------------------------------
                              Title: Senior V.P. & Portfolio Manager

                         INTEGRITY LIFE INSURANCE

                         By:__________________________________________________
                              Title:

                         JHW CASH FLOW FUND I, L.P.

                         By:__________________________________________________
                              Title:

                                            J.H. WHITNEY MARKET VALUE FUND, L.P.

                                            By:_________________________________
                                                 Title:

                                            J.H. WHITNEY MEZZANINE FUND, LP

                                            By:_________________________________
                                                 Title:

                                            KBC BANK

                                            By: /s/ Robert Snauffer
                                               ---------------------------------
                                                 Title: First Vice President

                                            By: /s/ Patrick A. Janssens
                                               ---------------------------------
                                                 Title: Vice President

                                            KEMPER FLOATING RATE FUND

                                            By: /s/ Mark E. Wittnebel
                                               ---------------------------------
                                                 Title: Senior Vice President

                                               KZH III LLC

                                               By: /s/ Peter Chin
                                                  ------------------------------
                                                    Title: Authorized Agent

                                               KZH CNC LLC

                                               By: /s/ Peter Chin
                                                  ------------------------------
                                                    Title: Authorized Agent

                                               KZH CRESCENT LLC

                                               By: /s/ Peter Chin
                                                  ------------------------------
                                                    Title: Authorized Agent

                                               KZH CRESCENT-2 LLC

                                               By: /s/ Peter Chin
                                                  ------------------------------
                                                    Title: Authorized Agent

                                               KZH CRESCENT-3 LLC

                                               By: /s/ Peter Chin
                                                  ------------------------------
                                                    Title: Authorized Agent

                                       KZH-CYPRESSTREE-1 LLC

                                       By: /s/ Peter Chin
                                          -----------------------------------
                                            Title: Authorized Agent

                                       KZH HIGHLAND-2 LLC

                                       By: /s/ Peter Chin
                                          -----------------------------------
                                            Title: Authorized Agent

                                       KZH ING-1 LLC

                                       By: /s/ Peter Chin
                                          -----------------------------------
                                            Title: Authorized Agent

                                       KZH ING-2 LLC

                                       By: /s/ Peter Chin
                                          -----------------------------------
                                            Title: Authorized Agent

                                       KZH ING-3 LLC

                                       By: /s/ Peter Chin
                                          -----------------------------------
                                            Title: Authorized Agent

                                          KZH LANGDALE LLC

                                          By: /s/ Peter Chin
                                             ---------------------------------
                                               Title: Authorized Agent

                                          KZH PAMCO LLC

                                          By: /s/ Peter Chin
                                             ---------------------------------
                                               Title: Authorized Agent

                                          KZH PONDVIEW LLC

                                          By: /s/ Peter Chin
                                             ---------------------------------
                                               Title: Authorized Agent

                                          KZH RIVERSIDE LLC

                                          By: /s/ Peter Chin
                                             ---------------------------------
                                               Title: Authorized Agent

                                          KZH SHOSHONE LLC

                                          By: /s/ Peter Chin
                                             ---------------------------------
                                               Title: Authorized Agent

                         KZH SOLEIL LLC



                         By: /s/ Peter Chin
                            ----------------------------------------------------
                            Title: Authorized Agent



                         KZH SOLEIL-2 LLC



                         By:/s/  Peter Chin
                            ----------------------------------------------------
                            Title: Authorized Agent




                         KZH WATERSIDE LLC



                         By: /s/ Peter Chin
                            ----------------------------------------------------
                            Title: Authorized Agent



                         LEHMAN COMMERCIAL PAPER, INC.



                         By: /s/ Michele Swanson
                            ----------------------------------------------------
                            Title: Authorized Signatory


                         LONGLANE MASTER TRUST IV
                         By: BankBoston, N.A. as Trust Administrator


                         By: /s/ Renee Naller
                            ----------------------------------------------------
                            Title: Managing Director

                                   MAGNETITE ASSET INVESTORS L.L.C.
                                   By: Blackrock Financial Management, Inc.
                                       As Managing Member


                                   By: /s/ Dennis M. Schaney
                                       -------------------------------
                                       Title: Managing Director



                                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                   By: David L. Babson and Company
                                       Incorporated, as Investment Advisor


By: /s/ John B. Wheeler
   --------------------------
                                       Title: Managing Director


                                   MEDICAL LIABILITY MUTUAL
                                   INSURANCE COMPANY
                                   By: INVESCO Senior Secured
                                       Management, Inc., as Investment Manager


By: /s/ Joseph Rotondo
   --------------------------
                                       Title: Authorized Signatory


MERRILL LYNCH DEBT STRATEGIES
                                   PORTFOLIO
                                   By: Merrill Lynch Asset Management, L.P., as
                                       Investment Advisor


                                   By: /s/ Colleen M. Cunniffe
                                      --------------------------------
                                      Title: Authorized Signatory

                         MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO
                         By: Merrill Lynch Asset Management, L.P., as Investment Advisor


                         By: /s/ Colleen M. Cunniffe
                            ----------------------------------------------------
                            Title: Authorized Signatory



                         MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                         By: /s/ Colleen M. Cunniffe
                            ----------------------------------------------------
                            Title: Authorized Signatory



                         MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.


                         By: /s/ Colleen M. Cunniffe
                            ----------------------------------------------------
                            Title: Authorized Signatory



                         MERRILL LYNCH PRIME RATE PORTFOLIO
                         By: Merrill Lynch Asset Management, L.P., as
                         Investment Advisor


                         By: /s/ Colleen M. Cunniffe
                            ----------------------------------------------------
                            Title: Authorized Signatory



                         METROPOLITAN LIFE INSURANCE COMPANY


                         By: /s/ James R. Dingler
                            ----------------------------------------------------
                            Title: Director

                         MFS MERIDIAN U.S. HIGH YIELD FUND
                         whose nominee is Auriga & Co.


                         By:____________________________________________________
                            Title:


                         MFS SERIES TRUST III MFS HIGH YIELD FUND



                         By:____________________________________________________
                            Title:


                         ML CBO IV (CAYMAN) LTD.
                         By:  Highland Capital Management, L.P. as
                              Collateral Manager


                         By: /s/ Mark K. Okada CFA
                            ----------------------------------------------------
                            Title: Executive Vice President



                         ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                         By: Pilgrim Investments, Inc. as its
                         Investment Manager


                         By: /s/ Charles E. LeMieux, CFA
                            ----------------------------------------------------
                            Title: Assistant Vice President

                         ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                         By: Pilgrim Investments, Inc., as its
                         Investment Advisor


                         By: /s/ Charles E. LeMieux, CFA
                            ----------------------------------------------------
                            Title: Assistant Vice President



                         ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                         By: Pilgrim Investments, Inc., as its
                         Investment Advisor


                         By: /s/ Charles E. LeMieux, CFA
                            ----------------------------------------------------
                            Title:  Assistant Vice President



                         MONUMENTAL LIFE INSURANCE COMPANY, successor by merger to Commonwealth Life Insurance Co.


                         By: /s/ John Bailey
                            ----------------------------------------------------
                            Title: Vice President



                         MONY LIFE INSURANCE COMPANY, as successor by operation of law to The Mutual Life Insurance Company of New York


                         By: /s/ Suzanne E. Walton
                            ----------------------------------------------------
                            Title: Managing Director

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Investment Manager for the Global Strategic Income Portfolio (Special Situation Portfolio) State Street Bank & Trust


                         By: /s/ E. Clifford Cole
                            ----------------------------------------------------
                            Title: Vice President



                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Trustee for the MGT High Yield Bond Fund


                         By: /s/ E. Clifford Cole
                            ----------------------------------------------------
                            Title: Vice President


                         MORGAN STANLEY SENIOR FUNDING, INC.



                         By: /s/ Christopher A. Pucillo
                            ----------------------------------------------------
                            Title: Vice President



                         MOUNTAIN CAPITAL CLO I, LTD.



                         By: /s/ Darren P. Riley
                            ----------------------------------------------------
                            Title: Director

                         NATIONAL WESTMINSTER BANK PLC
                         By: NatWest Capital Markets Limited, its agent
                         By: Greenwich Capital Markets, Inc., its agent



                         By: /s/ Richard J. Jacoby
                            ----------------------------------------------------
                            Title: Assistant Vice President



                         NOMURA BOND & LOAN FUND
                         By: Nomura Corporate Research and Asset Management Inc.
                            as Investment Advisor


                         By: /s/ Rick Stewart
                            ----------------------------------------------------
                            Title: Director



                         NORSE CBO, LTD.
                         By: Regiment Capital Management, LLC as its
                             Investment Advisor
                         By: Regiment Capital Advisors, LLC its Manager and
                             pursuant to delegated authority



                         By: /s/ Timothy S. Peterson
                            ----------------------------------------------------
                            Title: President



                         NORTH AMERICAN SENIOR FLOATING RATE FUND
                         By: CypressTree Investment Management
                             Company, Inc. as Portfolio Manager



                         By: /s/ Philip C. Robbins
                            ----------------------------------------------------
                            Title: Principal

                         NORTHWOODS CAPITAL, LIMITED
                         By:  Angelo, Gordon & Co., L.P., as Collateral
                              Manager



                         By: /s/ Fred Berger
                            ----------------------------------------------------
                            Title: Chief Financial Officer



                         NUVEEN SENIOR INCOME FUND
                         By: Nuveen Senior Loan Asset Management, Inc.



                         By: /s/ Lisa M. Mincheski
                            ----------------------------------------------------
                            Title: Managing Director



                         OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.
                         By: INVESCO Senior Secured Management, Inc.,
                             as Sub-Advisor


                         By: /s/ Joseph Rotondo
                            ----------------------------------------------------
                            Title: Authorized Signatory



                         OCTAGON INVESTMENT PARTNERS II, LLC
                         By: Octagon Credit Investors, LLC as
                             sub-investment manager



                         By: /s/ Michael B. Nechamkin
                            ----------------------------------------------------
                            Title: Portfolio Manager



                         OLYMPIC FUNDING TRUST, SERIES 1999-1


                         By: /s/ Kelly C. Walker
                            ----------------------------------------------------
                            Title:  Authorized Agent

                         OPPENHEIMER SENIOR FLOATING RATE FUND



                         By: /s/ David Foxhoven
                            ----------------------------------------------------
                            Title: Assistant Vice President



                         ORIX USA CORPORATION



                         By: /s/ Hiroyuki Miyauchi
                            ----------------------------------------------------
                            Title: Executive Vice President



                         OSPREY INVESTMENTS PORTFOLIO
                         By: Citibank, N.A., as Manager



                         By: /s/ Daniel Slotkin
                            ----------------------------------------------------
                            Title: Vice President



                         PACIFICA PARTNERS 1, L.P.,
                         By: Imperial Credit Asset Management, as its
                             Investment Manager



                         By: /s/ Thomas R. Colwell
                            ----------------------------------------------------
                            Title: Vice President

                         PAM CAPITAL FUNDING L.P.
                         By: Highland Capital Management, L.P. as
                             Collateral Manager



                         By: /s/ Mark K. Okada CFA
                            ----------------------------------------------------
                            Title: Executive Vice President



                         PAMCO CAYMAN LTD.
                         By: Highland Capital Management, L.P. as
                             Collateral Manager



                         By: /s/ Mark K. Okada CFA
                            ----------------------------------------------------
                            Title: Executive Vice President



                         PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
                         By: Pilgrim Investments, Inc. as its
                             Investment Manager



                         By: /s/ Charles E. LeMieux, CFA
                            ----------------------------------------------------
                            Title: Assistant Vice President



                         PILGRIM CLO 1999-1 LTD.
                         By: Pilgrim Investments, Inc. as its Investment
                             Manager



                         By: /s/ Charles E. LeMieux, CFA
                            ----------------------------------------------------
                            Title: Assistant Vice President

                         PILGRIM PRIME RATE TRUST
                         By: Pilgrim Investments Inc., as its Investment
                         Manager



                         By: /s/ Charles E. LeMieux, CFA
                            ----------------------------------------------------
                            Title: Assistant Vice President



                         PIMCO HIGH YIELD FUND (ACCT 705)
                         By: Pacific Investment Management Company, as
                             its Investment Advisor acting through
                             investors fiduciary trust company in the
                             nominee name of IFTCO



                         By: /s/ Raymond G. Kennedy
                            ----------------------------------------------------
                            Title: Senior Vice President



                         PIMCO LOW DURATION MORTGAGE FUND (ACCT 720)
                         By: Pacific Investment Management Company, as
                             its Investment Advisor, acting through
                             Investors Fiduciary Trust Company in the
                             Nominee Name of IFTCO


                         By:____________________________________________________
                            Title:



                         PINEHURST TRADING, INC.


                         By: /s/ Kelly C. Walker
                            ----------------------------------------------------
                            Title: Vice President

                         MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


                         By: /s/ Sheila Finnerty
                            ----------------------------------------------------
                             Senior Vice President



                         PROVIDENT CBO I, LIMITED
                         By: Provident Investment Management, LLC



                         By: /s/ Ben S. Miller
                            ----------------------------------------------------
                            Title: Vice President



                         HSBC BANK USA (F/K/A REPUBLIC NATIONAL BANK OF NEW
                         YORK)



                         By: /s/ Gary Weiss/Theodore R. Koerner
                            ----------------------------------------------------
                            Title: First Vice President/First Vice President



                         ROYAL BANK OF CANADA


                         By: /s/ John M. Crawford
                            ----------------------------------------------------
                            Title: Vice President



                         THE ROYAL BANK OF SCOTLAND PLC


                         By: /s/ Derek Bonnar
                            ----------------------------------------------------
                            Title: Vice President

                         ROYALTON COMPANY
                         By: Pacific Investment Management Company, as its Investment Advisor


                         By: /s/ Raymond G. Kennedy
                            ----------------------------------------------------
                            Title: Senior Vice President



                         S.A.C. GENESIS FUND, LLC
                         By: S.A.C. Capital Advisors, LLC its agent and attorney-in-fact



                         By: /s/ David A. Barnett
                            ----------------------------------------------------
                            Title: Counsel



                         SANKATY HIGH YIELD ASSET PARTNERS, L.P.


                         By: /s/ Diane J. Exter
                            ----------------------------------------------------
                            Title: Executive V.P., Portfolio Manager



                         SANKATY HIGH YIELD ASSET PARTNERS II, L.P.



                         By: /s/ Diane J. Exter
                            ----------------------------------------------------
                            Title: Executive V.P., Portfolio Manager



                         SANWA BANK, LTD.



                         By: /s/ Ikuya Hirabayashi
                            ----------------------------------------------------
                            Title: Assistant Vice President

                         SENECA CBO II, L.P.


                         By: /s/ Evan Dreyfuss
                            ---------------------------------------------------
                             Title: Senior Analyst



                         SENIOR DEBT PORTFOLIO
                         By:  Boston Management and Research, as Investment
                              Advisor


                         By: /s/ Payson F. Swaffield
                            ----------------------------------------------------
                            Title: Vice President



                         SENIOR HIGH INCOME PORTFOLIO INC.


                         By: /s/ Colleen M. Cunniffe
                            ----------------------------------------------------
                            Title: Authorized Signatory



                         SEQUILS I, LTD
                         By:  TCW Advisors, Inc. as its Collateral Manager


                         By: /s/ Mark L. Gold/Jonathan R. Insull
                            ----------------------------------------------------
                            Title: Managing Director/Vice President



                         OXFORD STRATEGIC INCOME FUND
                         By: Eaton Vance Management as Investment
                             Advisor


                         By: /s/ Payson F. Swaffield
                            ----------------------------------------------------
                            Title: Vice President

                         SEQUILS-ING I (HBDGM), LTD.
                         By: ING Capital Advisors LLC., as Collateral Manager


                         By: /s/ Michael J. Campbell
                            ----------------------------------------------------
                            Title: Senior V.P. & Portfolio Manager



                         SEQUILS - PILGRIM I, LTD. By: Pilgrim Investments, Inc.
                              as its Investment Manager


                         By:   /s/ Charles E. LeMieux, CFA
                             ---------------------------------------------------
                            Title: Assistant Vice President




                         SKM-LIBERTYVIEW CBO I LIMITED


                         By: /s/ Kenneth C. Klegar
                            ----------------------------------------------------
                            Title: Authorized Signatory



                         SOCIETE GENERALE, SOUTHWEST AGENCY


                         By: /s/ Elizabeth W. Hunter
                            ----------------------------------------------------
                            Title: Director

                         SOMERS CDO, LIMITED
                         By: David L. Babson and Company Incorporated
                             under delegated authority from Massachusetts
                             Mutual Life Insurance Company as Collateral
                             Manager

                         By: /s/ John B. Wheeler
                            ----------------------------------------------------
                            Title: Managing Director


                         SOUTHERN PACIFIC BANK


                         By: /s/ Cheryl A. Wasilewski
                            ----------------------------------------------------
                            Title: Senior Vice President


                         SRF TRADING, INC.


                         By: /s/ Kelly C. Walker
                            ----------------------------------------------------
                            Title: Vice President


                         SRV-HIGHLAND, INC.


                         By: /s/ Kelly C. Walker
                            ----------------------------------------------------
                            Title: Vice President


                         STANFIELD CLO, LTD.
                         By: Stanfield Capital Partners LLC as its Collateral
                             Manager


                         By: /s/ Christopher A. Bondy
                            ----------------------------------------------------
                            Title: Partner


                         STEIN ROE & FARNHAM CLO1 LTD.,
                         by Stein Roe & Farnham Incorporated,
                         As Portfolio Manager


                         By: /s/ James R. Fellows
                            ----------------------------------------------------
                            Title: Vice President

                         STEIN ROE & FARNHAM INCORPORATED, as agent for Keyport Life Insurance Company


                         By: /s/ James R. Fellows
                            ----------------------------------------------------
                            Title: Vice President



                         STEIN ROE FLOATING RATE LIMITED LIABILITY  COMPANY


                         By: /s/ James R. Fellows
                            ----------------------------------------------------
                            Title: Vice President
                            Stein Roe & Farnham Incorporated,
                            as Advisor to the Stein Roe Floating Rate
                            Limited Liability Company



                         STOCKSPLUS LP SUBFUND A (ACCT 401),
                         By: Pacific Investment Management Company as Investment Advisor, acting through Investors Fiduciary Trust Company in the nominee name of IFTCO


                         By: /s/ Raymond G. Kennedy
                            ----------------------------------------------------
                            Title: Senior Vice President


                         STRATA FUNDING LTD.
                         By: INVESCO Senior Secured Management
                            Inc., as Sub-Managing Agent


                         By: /s/ Joseph Rotondo
                            ----------------------------------------------------
                            Title: Authorized Signatory


                         STRATEGIC MANAGED LOAN PORTFOLIO
                         By:  Citibank, N.A., as Manager


                         By: /s/ Mike Regan
                            ----------------------------------------------------
                            Title: Vice President

                         STRONG ADVANTAGE FUND, INC.


                         By: /s/ Jeffrey A. Koch
                            ----------------------------------------------------
                            Title: Portfolio Manager



                         THE SUMITOMO BANK, LIMITED


                         By: /s/ Suresh S. Tata
                            ----------------------------------------------------
                            Title: Senior Vice President



                         SUN TRUST BANK, ATLANTA


                         By: /s/ John A. Fields, Jr.
                            ----------------------------------------------------
                            Title: Managing Director



                         TAIPEI BANK, NEW YORK AGENCY


                         By:  /s/ Sophia Jing
                             ---------------------------------------------------
                            Title: Vice President & Acting General
                             Manager



                         TENET HEALTHCARE CORPORATION
                         By:  TCW Asset Management Company, its Investment
                             Advisor


                         By: /s/ Mark L. Gold/Jonathan R. Insull
                            ----------------------------------------------------
                            Title: Managing Director/Vice President



                         TEXTRON FINANCIAL CORPORATION


                         By: /s/ Jane M. Lavoie
                            ----------------------------------------------------
                            Title: Assistant Vice President

                         THE TOKAI BANK, LIMITED, NEW YORK BRANCH


                         By: /s/ Shinichi Nakatani
                            ----------------------------------------------------
                             Title: Assistant General Manager



                         TORONTO DOMINION (TEXAS), INC.


                         By: /s/ Carolyn R. Faeth
                            ----------------------------------------------------
                            Title: Vice President



                         THE TOYO TRUST & BANKING CO., LTD.


                         By: /s/ Shinya Kameda
                            ----------------------------------------------------
                            Title: Assistant General Manager
                                   International Department



                         TRAVELERS CORPORATE LOAN FUND, INC.
                         By:  Travelers Asset Management International
                              Corporation


                         By: /s/ Allen R. Cantrell
                            ----------------------------------------------------
                            Title: Investment Officer



                         THE TRAVELERS INSURANCE COMPANY


                         By: /s/ Allen R. Cantrell
                            ----------------------------------------------------
                            Title: Investment Officer

                         TRITON CBO III, LIMITED
                         By: INVESCO Senior Secured Management,
                         Inc., as Investment Advisor


                         By: /s/ Joseph Rotondo
                            ----------------------------------------------------
                            Title: Authorized Signatory



                         UNITED OF OMAHA LIFE INSURANCE COMPANY
                         By: INVESCO Senior Secured Management, Inc.,
                         as Portfolio Advisor


                         By: /s/ Joseph Rotondo
                            ----------------------------------------------------
                            Title: Authorized Signatory



                         VAN KAMPEN SENIOR FLOATING RATE FUND
                         By: Van Kampen Investment Advisory Corp.


                         By: /s/ Darvin D. Pierce
                            ----------------------------------------------------
                            Title: Vice President



                         VAN KAMPEN CLO I, LIMITED
                         By: Van Kampen Management, Inc., as
                             Collateral Manager


                         By: /s/ Darvin D. Pierce
                            ----------------------------------------------------
                            Title: Vice President



                         VAN KAMPEN PRIME RATE INCOME TRUST
                         By: Van Kampen Investment Advisory Corp.

                         By: /s/ Darvin D. Pierce
                            ----------------------------------------------------
                            Title: Vice President

                         VAN KAMPEN SENIOR INCOME TRUST

                         By: Van Kampen Investment Advisory Corp.


                         By: /s/ Darvin D. Pierce
                            ----------------------------------------------------
                            Title: Vice President



                         VARIABLE INSURANCE PRODUCTS FUND:
                         HIGH INCOME PORTFOLIO


                         By: /s/ Barry Coffman
                            ----------------------------------------------------
                            Title: Vice President



                         WESTDEUTSCHE LANDESBANK
                         GIROZENTRALE, NEW YORK BRANCH


                         By:  /s/ Felicia La Forgia
                             ---------------------------------------------------
                            Title: Vice President


                         By:  /s/ Thomas Lee
                             ---------------------------------------------------
                            Title: Associate


WINGED FOOT FUNDING TRUST


                         By:  /s/ Kelly C. Walker
                             ---------------------------------------------------
                            Title: Authorized Agent

                         BANK ONE, NA (formerly known as The First
                         National Bank of Chicago)



                         By: /s/ Dixon P. Schultz
                            ----------------------------------------------------
                            Title: First Vice President

                         FIDELITY ADVISOR SERIES II:
                         Fidelity Advisor High Yield Fund


                         By: /s/ Margaret Eagle
                            ----------------------------------------------------
                            Title: Vice President



                         ILLINOIS MUNICIPAL RETIREMENT FUND
                         MASTER TRUST


                         By: /s/ Margaret Eagle
                            ----------------------------------------------------
                            Title: Vice President

                         FIRST DOMINION FUNDING II



                         By: /s/ Andrew H. Marshak
                            ----------------------------------------------------
                            Title: Authorized Signatory



                         FIRST DOMINION FUNDING III



                         By: /s/ Andrew H. Marshak
                            ----------------------------------------------------
                            Title: Authorized Signatory

                         GLENEAGLES TRADING LLC



                         By: /s/ Kelly C. Walker
                            ----------------------------------------------------
                            Title: Vice President

                         THE MITSUBISHI TRUST AND BANKING CORPORATION


                         By: /s/ Toshihiro Hayashi
                            ----------------------------------------------------
                            Title: Senior Vice President

                         OCTAGON INVESTMENT PARTNERS III, LTD.
                         By: Octagon Credit Investors, LLC as Portfolio Manager



                         By: /s/ Michael B. Nechamkin
                            ----------------------------------------------------
                            Title: Portfolio Manager

                         PIMCO TOTAL RETURN FUND
                         By: Pacific Investment Management Company, as its investment advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
                         By:  PIMCO Management Inc., a general partner


                         By: /s/ Raymond G. Kennedy
                            ----------------------------------------------------
                            Title: Senior Vice President